Leases	12 Months Ended
May 31, 2017
Leases [Abstract]
Leases

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2017:

May 31,
(In thousands)
2018	$55,836
2019	43,327
2020	29,873
2021	21,514
2022	16,031
Thereafter	59,610
Total Minimum Lease Commitments	$226,191

Total rental expense for all operating leases amounted to $61.3 million, $57.5 million and $53.8 million for the fiscal years ended May 31, 2017, 2016 and 2015, respectively.